Cedar Ridge Unconstrained Credit Fund (the “Fund”)
Investor Class: (Ticker Symbol: CRUPX)
Institutional Class: (Ticker Symbol: CRUMX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated February 1, 2017, to the
Prospectus and Statement of Additional Information dated April 1, 2016.

Effective January 30, 2017, Jeffery M. Hudson Jr. resigned from the Investment Manager and no longer serves as portfolio manager of the Fund. Accordingly, all references to Mr. Hudson in the Prospectus and Statement of Additional Information are hereby deleted in their entirety. Alan E. Hart, Jeffrey A. Rosenkranz, David S. Falk, and Guy J. Benstead will continue to serve as portfolio managers of the Fund.

Please file this Supplement with your records.